UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2023

CHENIERE ENERGY, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-16383	95-4352386
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Milam Street, Suite 1900

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 375-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.003 par value	LNG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 21, 2023 (the “Issue Date”), Cheniere Energy Partners, L.P. (the “Partnership”), a subsidiary of Cheniere Energy, Inc. (“CEI”), closed the sale of its previously announced offering of $1.4 billion aggregate principal amount of 5.950% Senior Notes due 2033 (the “Notes”). The sale of the Notes was not registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Notes were sold on a private placement basis in reliance on Section 4(a)(2) of the Securities Act and Rule 144A and Regulation S thereunder.

Eighth Supplemental Indenture

The Notes were issued on the Issue Date pursuant to the indenture, dated as of September 18, 2017 (the “Base Indenture”), by and among the Partnership, the guarantors party thereto (the “Guarantors”) and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the eighth supplemental indenture, dated as of the Issue Date, among the Partnership, the Guarantors and the Trustee, relating to the Notes (the “Eighth Supplemental Indenture”). The Base Indenture as supplemented by the Eighth Supplemental Indenture is referred to herein as the “Notes Indenture.”

Under the terms of the Eighth Supplemental Indenture, the Notes will mature on June 30, 2033 and will accrue interest at a rate equal to 5.950% per annum on the principal amount from the Issue Date, with such interest payable semi-annually, in cash in arrears, on June 30 and December 30 of each year, beginning on December 30, 2023.

The Notes are the Partnership’s senior unsecured obligations, ranking equally in right of payment with the Partnership’s other existing and future unsubordinated debt and senior in right of payment to any of its future subordinated debt. The Notes are unconditionally guaranteed by each of the Partnership’s current and future subsidiaries that guarantee the Partnership’s revolving credit facility from time to time.

At any time or from time to time prior to December 30, 2032 (the “Par Call Date”), the Partnership may, at its option, redeem all or part of the Notes at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) a specified make-whole redemption price set forth in the Eighth Supplemental Indenture, in either case plus accrued and unpaid interest to the redemption date. On and after the Par Call Date, the Partnership may redeem the Notes at its option, in whole at any time or in part from time to time at a redemption price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest, if any, to (but not including) the applicable redemption date.

The Notes Indenture also contains customary terms and events of default and certain covenants that, among other things, limit the ability of the Partnership and the Guarantors to incur liens, enter into sale-leaseback transactions and consolidate, merge or sell, lease or otherwise dispose of all or substantially all of the applicable entity’s properties or assets. The Notes Indenture covenants are subject to a number of important limitations and exceptions.

The foregoing description of the Eighth Supplemental Indenture is qualified in its entirety by reference to the full text of the Eighth Supplemental Indenture, which is filed as Exhibit 4.1 hereto and is incorporated by reference herein. The foregoing description of the Base Indenture is qualified in its entirety by reference to the full text of the Base Indenture, which is incorporated by reference herein. A copy of the Base Indenture was filed as Exhibit 4.1 to the Current Report dated September 18, 2017, filed by the Partnership on Form 8-K. Any capitalized terms used herein and not otherwise defined have the meaning ascribed to them in the Notes Indenture.

Registration Rights Agreement

In connection with the issuance of the Notes, the Partnership, the Guarantors and Morgan Stanley & Co. LLC, as representative of the initial purchasers, entered into a Registration Rights Agreement dated the Issue Date (the “Registration Rights Agreement”). Under the terms of the Registration Rights Agreement, the Partnership and the Guarantors have agreed to use commercially reasonable efforts to file with the U.S. Securities and Exchange Commission and cause to become effective a registration statement with respect to an offer to exchange any and all of the Notes, for a like aggregate principal amount of debt securities of the Partnership issued under the Notes Indenture and identical in all material respects to the respective Notes sought to be exchanged (other than with respect to restrictions on transfer or to any increase in annual interest rate), and that are registered under the Securities Act. The Partnership and the Guarantors have agreed to use commercially reasonable efforts to cause such registration statement to become effective within 360 days after the Issue Date. Under specified circumstances, the Partnership and the Guarantors have also agreed to use commercially reasonable efforts to cause to become effective a shelf registration statement relating to resales of the Notes. The Partnership will be obligated to pay additional interest if it fails to comply with its obligations to register the Notes within the specified time periods.

This description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 8.01	Other Events.

This Current Report on Form 8-K also corrects the hyperlink for Exhibit 1.1 included in the Current Report on Form 8-K filed by CEI on June 7, 2023, which linked to an incorrect document. The correct hyperlink for Exhibit 1.1 is included herein under Item 9.01(d).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Purchase Agreement, dated as of June 6, 2023, among Cheniere Energy Partners, L.P., the guarantors party thereto and Morgan Stanley & Co. LLC (incorporated by reference to Exhibit 1.1 to Cheniere Energy Partners, L.P.’s Current Report on Form 8-K (SEC File No. 001-33366, filed on June 7, 2023).

4.1	Eighth Supplemental Indenture, dated as of June 21, 2023, among Cheniere Energy Partners, L.P., the guarantors party thereto and The Bank of New York Mellon, as Trustee under the Indenture (incorporated by reference to Exhibit 4.1 to Cheniere Energy Partners, L.P.’s Current Report on Form 8-K (SEC File No. 001-33366), filed on June 21, 2023)

10.1	Registration Rights Agreement, dated as of June 21, 2023, among Cheniere Energy Partners, L.P., the guarantors party thereto and Morgan Stanley & Co. LLC. (incorporated by reference to Exhibit 99.2 to Cheniere Energy Partners, L.P.’s Current Report on Form 8-K (SEC File No. 001-33366), filed on June 21, 2023).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Dated: June 21, 2023	By:	/s/ Zach Davis
	Name:	Zach Davis
	Title:	Executive Vice President and Chief Financial Officer